Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1916

               Dividend Income Leaders Strategy Portfolio 2018-4

                          Supplement to the Prospectus

As a result of a previously announced merger, on January 2, 2019, holders of Government Properties Income Trust ("GOV") common stock received 0.25 shares of Office Properties Income Trust ("OPI") common stock for every 1 share of GOV. Fractional shares were not issued and cash will be distributed in lieu of any such fractional amounts.

Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of OPI.

Supplement Dated: January 2, 2019